UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)
     (2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-12



                         SUBURBAN PROPANE PARTNERS, L.P.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rul 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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


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                                    SUBURBAN
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                                                                October 10, 2006


Dear Unitholder:

The Tri-Annual Meeting of Unitholders of Suburban Propane Partners, L.P. scheduled for October 17, 2006 is less than a week away. Our records indicate that you have not yet voted your units.

YOUR BOARD OF SUPERVISORS HAS UNANIMOUSLY RECOMMENDED THAT YOU VOTE "FOR" ALL OF THE PROPOSALS ON THE AGENDA AT THE TRI-ANNUAL MEETING.

Because the affirmative vote by the holders of a majority of the outstanding Common Units is needed to adopt the Exchange and the Exchange-Related Amendments about which we have previously written to you, your failure to vote will have the same effect as a vote "AGAINST" the adoption of those proposals.

YOUR BOARD OF SUPERVISORS RECOMMENDS YOU VOTE "FOR" THE EXCHANGE AND THE EXCHANGE-RELATED AMENDMENTS FOR THE FOLLOWING REASONS:

o Unitholders will receive the benefit of 100% of all future distribution growth opportunities.

o The Exchange will simplify our capital structure and lower our future cost of equity capital in support of our long-term growth strategies.

o The General Partner's Incentive Distribution Rights and economic interest in Suburban and its operating partnership subsidiary will be eliminated in exchange for approximately 7% of the total Common Units to be outstanding.

o    Unitholders will have the right to elect all Supervisors

o The interests in Suburban of our senior management will be entirely in the form of Common Units.

YOUR VOTE IS EXTREMELY IMPORTANT NO MATTER HOW MANY UNITS YOU OWN!

Please save your Partnership the expense of additional follow-up mailings by voting "FOR" ALL PROPOSALS TODAY by telephone, the Internet or by signing, dating and returning the enclosed proxy card in the postage prepaid envelope provided to ensure that your vote is received in time to be voted at the Tri-Annual Meeting.

Thank you for your cooperation.

Very truly yours,


Paul Abel
General Counsel & Secretary



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                                    IMPORTANT

            If you have any questions or need assistance voting your
                            shares, please contact:
                           INNISFREE M&A INCORPORATED
                   Unitholders Call Toll Free: (877) 717-3930
                  Banks & Brokers Call Collect: (212) 750-5833
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